LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA

TAKING THE MIDDLE PATH

1996 ANNUAL REPORT
for the year ended July 31

[The American Funds Group(R)]

Limited Term Tax-Exempt Bond Fund of America(SM) seeks an opportunity for current income exempt from federal income taxes, consistent with preservation of capital, through investments in tax-exempt securities with effective maturities between three and 10 years.

[chart]
CHARTING A $10,000 INVESTMENT IN LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA (for the period October 6, 1993 to July 31, 1996, with dividends reinvested)

Date                  The fund at           The fund at net       Lehman Brothers
                      maximum               asset value           7-Year
                      offering price*       (without any          Municipal Bond
                                            sales charge)         Index

10/6/93               $9,525                $10,000               $10,000
10/31/93              9,689                 10,171                10,026
1/31/94               9,976                 10,472                10,228
4/30/94               9,573                 10,049                9,810
7/31/94               9,728                 10,211                9,979
10/31/94              9,616                 10,094                9,836
1/31/95               9,732                 10,215                10,024
4/30/95               10,050                10,550                10,384
7/31/95               10,355                10,870                10,786
10/31/95              10,604                11,131                11,051
1/31/96               10,833                11,371                11,341
4/30/96               10,768                11,304                11,171
7/31/96               10,914                11,456                11,333

$11,456
The fund at net asset value (without any sales charge)

$11,333
Lehman Brothers 7-Year Municipal Bond Index

$10,914
The fund at maximum offering price*

*These figures, unlike those in the letter to shareholders, which are at net asset value, reflect payment of the maximum sales charge of 4.75% on the $10,000 investment. Thus, the net amount invested was $9,525. As outlined in the prospectus, the sales charge is reduced for larger investments.

The Lehman index is unmanaged and has no expenses.

Past results are not predictive of future results.
[end chart]

 RETURNS AFTER DEDUCTING THE MAXIMUM SALES CHARGE

                 PERIODS ENDED 6/30/96                         PERIODS ENDED 7/31/96
                 Total         Average Annual        Total          Average Annual
                 Return        Compound Return       Return         Compound Return
LIFETIME         +8.17%        +2.91%                +9.14%         +3.15%
(since
10/6/93)
ONE YEAR         +0.31         -                     +0.40          -

These results reflect the effect of a fee waiver. Without the waiver, the results would have been lower. The fund's 30-day yield as of August 31, 1996, calculated in accordance with the Securities and Exchange Commission formula, was 4.39%. The fund's distribution rate as of that date was 4.59%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. While the fund invests for income that is exempt from regular federal income taxes, that income may be subject to state or local income taxes and/or federal alternative minimum taxes. Also, distributions from gains on the disposition of certain bonds purchased at less than par value and capital gain distributions, if any, are taxable.


FELLOW SHAREHOLDERS:

Despite an uneven period for the bond market, Limited Term Tax-Exempt Bond Fund of America came through its second full fiscal year with a solid return. Interest rates began to tick upward about halfway through the year but the fund was still able to provide both generous tax-free income and modest capital appreciation.

Over the 12 months ended July 31, the fund paid dividends totaling 69 cents a share, all exempt from regular federal income taxes.

- If you took those dividends in cash, your tax-free income return was 4.8%.

- If you reinvested your dividends in additional fund shares, your income return was 4.9%.

- To match a 4.9% tax-free return, a shareholder in the top federal tax bracket of 39.6% would have had to earn 8.1% from a taxable investment.

Meanwhile, the fund's share price rose to $14.36 on July 31 from $14.29 at the start of the fiscal year. This gain, combined with the fund's income return, produced a total return of 5.4% for those who reinvested dividends.

By comparison, the 139 intermediate municipal bond funds tracked by Lipper Analytical Services gained an average of 4.9%, while the unmanaged Lehman Brothers 7-Year Municipal Bond Index rose 5.1%, both with distributions reinvested. Since its inception on October 6, 1993, your fund has posted a total return of 14.6%, while the Lipper average has risen 11.4% and the Lehman index has gained 13.3%.

Interest rates fell gradually during the first half of the fiscal year, driven down by expectations of a weak U.S. economy. As the second half of the fiscal year began, economic data suggested growth was heating up. Fears of inflation and possible rate hikes by the Federal Reserve pushed rates back up. Bond prices, which move inversely to interest rates, fell. The fund's conservative philosophy served it well throughout these ups and downs. Its relatively short effective maturity of 5.1 years kept the fund from enjoying the full upswing, but also protected it from sharper losses in the second half of the year.

As for what lies ahead, our crystal ball is cloudy. In July and August, some economic statistics hinted at a slowing in activity, allowing the bond market to catch its breath. More recently, there have been some indications of a pickup in the rate of growth, leaving much uncertainty about the economic outlook and which direction interest rates are headed. In times like this, it may be particularly appropriate to take the middle path and invest in an intermediate-term fund. As we move into the new fiscal year, we will maintain a close watch on the economy and adjust the fund's portfolio accordingly.

As of July 31, the fund's portfolio consisted of 97 bond issues from 28 states and the District of Columbia. More than 60% of the securities are rated A or better by independent bond-rating services.

Beginning on page 2, we take a closer look at intermediate-term bonds and the research process we use to evaluate potential investments in the fund. We hope you find this information of interest.

Cordially,

Paul G. Haaga, Jr.             Abner D. Goldstine
Chairman of the Board          President

September 17, 1996


The Limited Term Tax-Exempt Bond Fund of America was created to help its shareholders seek current income exempt from federal taxes, consistent with the preservation of capital, through investments in tax-exempt bonds with limited maturities. By building an actively managed portfolio of intermediate-term bonds, the fund's managers sought to produce much of the income of long-term municipal bonds, but with less fluctuation in principal value.

"Watching the municipal market this last fiscal year reminded me why this fund can make so much sense for our shareholders," says Neil Langberg, one of the fund's portfolio counselors and a vice president of its investment adviser, Capital Research and Management Company (CRMC). "For much of the year interest rates fell, which helped longer term bond funds. Later, rates moved back up and short-term offerings like money market funds did better. But if you look at the whole cycle, the most comfortable place to be was in the middle, in a limited-term fund."

Finding value in the middle, in intermediate-term tax-exempt municipal bonds with three- to 10-year effective maturities, has helped the fund meet its objectives over its lifetime. In this report we'll discuss some characteristics of limited-term bonds, examine the research methods CRMC uses to find good values, and take a closer look at two specific areas - student loan and moderate-income housing bonds - where that research has paid off.

THE VALUE IN THE MIDDLE

When selecting a tax-exempt bond fund, investors must make a choice. How much fluctuation in the value of their investment are they willing to accept in return for higher income? Short-term funds have offered relative safety, with low yields. Long-term municipal bond funds have produced considerably higher income, in exchange for sometimes wide swings in principal value. Limited-term municipal bond funds, however, may have offered an attractive tradeoff to some investors. Historically, these bonds have produced much of the interest income of long-term bonds, with considerably less fluctuation in principal value.

Of course, this means that in a rising bond market investors typically have made more money in a long-term bond fund than in a limited-term fund. But they have had to watch the value of their principal rise and fall more along the way. Investors concerned with preservation of capital may be unwilling to accept this tradeoff. They may prefer the opportunity that has been offered by limited-term funds: much of the interest income with less fluctuation in principal value. Over its brief lifetime, Limited Term Tax-Exempt Bond Fund of America has followed this pattern.

RESEARCH THAT ENHANCES RESULTS

This characteristic of limited-term bonds has been one key to the fund's ability to meet its objectives. Another important factor has been the active portfolio management provided by Capital Research and Management Company. At the heart of CRMC's investment philosophy is a search for the best values that can be found through fundamental, in-depth research.

CRMC's research effort seeks to enhance results by recognizing opportunities overlooked by other investors and by anticipating changes in the marketplace before they become generally known. The fund's team of analysts conducts the research, investigating issuers and economic data, in order to make recommendations to the portfolio counselors. As the counselors decide on portfolio selections, the fund's experienced professional traders work to obtain the best possible prices on individual trades.

BUILDING A WELL-DIVERSIFIED PORTFOLIO

To determine which individual bonds to recommend for the fund's portfolio, the research analysts must examine both bond issues and the municipal bond market as a whole. This process involves viewing the market from a number of perspectives. They look at state and regional economies, the creditworthiness of issuers, the outlook for interest rates, and the market's understanding of various sectors. When pieced together, these cross sections can provide a more complete view of the market to help the portfolio counselors build a well-diversified portfolio of tax-exempt municipal bonds.

REGIONAL ANALYSIS - examining the relative economic strength of state and local governments.

CREDIT RESEARCH - studying the financial status of an issuer to detect changes that could affect its credit strength and the market value of its bonds.

INTEREST RATE ANALYSIS - observing economic data and market trends to anticipate the direction and speed of interest rate changes, allowing for timely adjustments to the mix of maturities in the fund.

SECTOR ANALYSIS - diversifying the fund's assets among various sectors and watching for undervalued or misunderstood segments of the market.

THE VALUE OF MISUNDERSTOOD SECTORS

We'll use examples of two sectors, student loan bonds and bonds that provide the capital for moderate-income mortgage loans, to illustrate the research process at work. "Basically, these two areas are simply misunderstood," says Jeff Brown, one of the fund's research analysts. "By digging in and doing the structural research, we've been able to find bonds that we believe offer excellent value with below-average prices and above-average yields." This kind of structural research can identify subtle, but important, differences among bonds in the same sector, differences that may not be reflected in the bonds' prices or yields.

Bonds in both these sectors often sell more cheaply and offer higher yields than bonds in other sectors because they carry "prepayment risk." This means that the loans backing the bonds can be paid off early, usually forcing the lending agency to "call" the bonds back from the bondholders, returning the principal early and reducing the return to the investor.

"We've found that some of these student loan and mortgage bonds are different. The market is pricing them as if they will be called, when for all practical purposes they cannot be," says Mark Macdonald, another portfolio counselor of the fund. "When you read the fine print, you learn that some issuers won't call the bonds within certain limits. Instead they recycle the early payoffs into new loans. Those are the bonds we look for. And even if the worst case scenario occurs and the bonds are called, they are often priced so low that they remain a solid investment value."

Reading the fine print of bond indentures and meeting with issuers to fully understand the features and structure of a bond are the kinds of hands-on research methods that have made a difference for Limited Term Tax-Exempt Bond Fund of America. Intensive research has always been a hallmark of Capital Research and Management Company, because we believe fundamental research can add value. We'll do everything we can to make that advantage work for you.

[Sidebar]
Once CRMC's research professionals identify misunderstood sectors, they seek out individual bonds that fit the pattern they've discovered.
[End sidebar]


LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
INVESTMENT PORTFOLIO
July 31, 1996
----------------------------------------------------             --------- ---------
Portfolio Composition
New York                                                              9.40%
California                                                            8.91%
Maine                                                                 8.68%
Texas                                                                 7.52%
Louisiana                                                             6.75%
Michigan                                                              6.45%
Massachusetts                                                         6.01%
Pennsylvania                                                          4.36%
Mississippi                                                           4.28%
Minnesota                                                             4.16%
Other states                                                         29.48%
Cash equivalents                                                      4.00%
----------------------------------------------------             --------- ---------
                                                                 Principal    Market
                                                                    Amount     Value
                                                                     (000)     (000)
                                                                 --------- ---------
Tax-Exempt Securities Maturing in More than
One Year - 96.00%


Alaska - 1.49%
 Student Loan Corporation, Student Loan
  Revenue Bonds, 1988 Series A, AMBAC Insured AMT,
  8.40% 2003                                                        $2,750    $2,938

Arizona - 2.13%
 Educational Loan Marketing Corporation,
  1992 Educational Loan Revenue Bonds, Series A,
  6.70% 2000                                                         4,000     4,184

California - 8.91%
 Health Facilities Financing Authority,
  Hospital Revenue Bonds (Downey Community
  Hospital), Series 1993:
   5.00% 2001                                                        1,250     1,249
   5.30% 2004                                                        1,010     1,006
 Housing Finance Agency, Single Family
  Mortgage Bonds, 1995 Issue B-2, AMBAC Insured AMT,
  5.70% 2007 (2002)*                                                 1,400     1,408
 City of Fremont, Multifamily Housing Revenue Refunding
  Bonds, Issue A of 1995 (Durham Greens Project),
  5.40% 2026 (2006)*                                                 2,830     2,824
 Long Beach Aquarium of the Pacific, Revenue
  Bonds (Aquarium of the Pacific Project),
  1995 Series A, 5.75% 2005                                          1,500     1,481
 County of Los Angeles, Certificates of Participation:
  1991 Master Refunding Project, 6.40% 2000                          1,000     1,039
  Marina Del Rey, Series A, 6.25% 2003                               3,100     3,191
 Pleasanton Joint Powers Financing Authority,
  Reassessment Revenue Bonds, 1993 Series A,
  5.70% 2001                                                           980       997
 Sacramento:
  Cogeneration Authority, Cogeneration
  Project Revenue Bonds (Proctor & Gamble Project),
   1995 Series, 7.00% 2004                                           1,000     1,075
  Power Authority, Cogeneration Project Revenue
   Bonds (Campbell Soup Project), 1995 Series:
    6.50% 2004                                                       2,000     2,097
    6.50% 2005                                                       1,100     1,158

Colorado - 2.79%
 Housing and Finance Authority, Single
  Family Program Senior Bonds, 1995 Series C-2,
  5.625% 2009 (1997)*                                                  995     1,004
 Student Obligation Bond Authority, Student
  Loan Revenue Bonds, 1994 Series L, 6.00% 2001                      1,065     1,113
 City and County of Denver, Airport
  System Revenue Bonds, Series 1991D AMT:
   6.80% 1997                                                        1,170     1,208
   7.30% 2000                                                        2,000     2,168

District of Columbia - 0.51%
 General Obligation Refunding Bonds,
  Series 1994D, FGIC Insured, 5.10% 2002                             1,000     1,007

Georgia - 0.78%
 Municipal Electric Authority of Georgia, Power
  Revenue Bonds, Series Q, 8.375% 2016
  (crossover refunded 1998)                                            500       536
 Fulco Hospital Authority, Revenue Anticipation
  Certificates (Saint Joseph's Hospital of
  Atlanta, Inc.), Series 1994, 4.70% 2000                            1,000       993

Illinois - 1.56%
 Health Facilities Authority,
  Revenue Bonds, Series 1993:
   (OSF Healthcare System), 5.25% 2001                               2,025     2,042
 City of Chicago, General Obligation Equipment Notes,
  Series 1996,  AMBAC Insured,  5.60% 2006                           1,000     1,031

Indiana - 0.88%
 Employment Development Commission,
  Pollution Control Revenue Bonds (Chrysler
  Corporation Project), Series 1985, 5.70% 1999                      1,700     1,725

Kentucky - 0.79%
 Higher Education Student Loan Corporation,
  Insured Student Loan Revenue Bonds,
  Series B, 6.20% 1999                                               1,490     1,553

Louisiana - 6.75%
 Offshore Terminal Authority,
  Deepwater Port Refunding Revenue Bonds
  (LOOP INC. Project), First Stage:
   Series 1992B:
    6.00% 2001                                                       1,500     1,569
    6.20% 2003                                                       1,500     1,591
   Series E, 7.45% 2004                                              5,000     5,480
 Parish of St. Charles, Adjustable/Fixed Rate
  Pollution Control Revenue Bonds
  (Louisiana Power & Light Company Project),
  Second Series 1984, 8.00% 2014 (1999)*                             4,250     4,634

Maine - 8.68%
 Educational Loan Marketing Corporation,
  Senior Student Loan Revenue Bonds:
   Series 1991 AMT,  6.90% 2003                                      3,000     3,231
   Series 1994A-4 AMT:
    5.95% 2003                                                       1,000     1,034
    6.05% 2004                                                       1,500     1,553
 Housing Authority, Mortgage Purchase Bonds:
  1994 Series E, 6.30% 2002                                          1,650     1,701
  1994 Series C-1, 5.90% 2015 (1999)*                                7,920     8,022
 Student Loan Revenue Refunding Bonds:
  Series 1992A-1 AMT, 6.20% 2003                                       540       566
  Series 1992A-4 AMT, 6.30% 2004                                       925       971

Maryland - 1.26%
 Community Development Administration, Department
  of Housing and Community Development,
  Single Family Program Bonds,
  1994 Fifth Series AMT, 5.875% 2017 (2001)*                         1,450     1,455
 Northeast Maryland Waste Disposal Authority,
  Solid Waste Revenue Bonds (Montgomery County
  Resource Recovery Project), Series 1993A AMT,
  5.90% 2005                                                         1,000     1,026

Massachusetts - 6.01%
 Housing Finance Agency, Housing Project Revenue Bonds,
  Series A, AMBAC Insured:
   5.25% 2002                                                        1,000     1,018
   5.35% 2003                                                          750       765
 The New England Education Loan Marketing
  Corporation, Student Loan Revenue Refunding Bonds:
   1992 Senior Issue A, 6.50% 2002                                   4,500     4,823
   1992 Senior Issue D, 6.20% 2000                                   3,000     3,154
 Water Resources Authority, General
  Revenue Bonds, 1993 Series C, 5.25% 2001                           2,000     2,049

Michigan - 6.45%
 Hospital Finance Authority, Hospital Revenue Refunding
  Bonds (Genesys Health System Obligated Group),
  Series 1995A, 7.20% 2003                                           2,375     2,533
 Housing Development Authority, Rental Housing Revenue
  Bonds, 1992 Series A, AMBAC Insured, 6.40% 2005                    1,200     1,286
 City of Detroit, General Obligation Refunding Bonds
  (Unlimited Tax):
   Series A:
    6.10% 2003                                                       1,800     1,846
    6.25% 2004                                                       2,165     2,234
   Series 1995-B, 6.75% 2003                                         4,500     4,777

Minnesota - 4.16%
 Housing and Finance Authority, Single Family Mortgage,
  Series Q, 6.25% 2014 (1999)*                                         975       997
 The Housing and Redevelopment Authority of the
  City of Saint Paul, Hospital Facility
  Revenue Bonds (HealthEast Project):
   Series 1987-A, 9.75% 2017 (crossover refunded
    1997)                                                            1,950     2,116
   Series 1987-B, 9.75% 2017 (1997)*                                 2,500     2,657
   Series 1987-C, 9.75% 2017 (crossover refunded
    1997)                                                            2,225     2,414

Mississippi - 4.28%
 Claiborne County Adjustable/Fixed-Rate Pollution
  Control Revenue Bonds (Middle South Energy,
  Inc. Project), Series C, 9.875% 2014 (1998)*                       7,500     8,417

New Mexico - 1.09%
 New Mexico Educational Assistance Foundation, Student
  Loan Revenue Bonds, Subordinate 1992 Series One-B AMT,
  6.85% 2005                                                         2,065     2,135

New York - 9.40%
 Dormitory Authority of the State of New York,
  Revenue Bonds, City University Issue, Series U,
  6.10% 2001                                                         1,500     1,571
 Environment Facilities Corp., Solid Waste Disposal
  Revenue Bonds, (Occidental Petroleum Corp. Project),
  Series 1993 Subseries B AMT,  5.50% 2003                           1,135     1,121
 Urban Development Corporation:
  Correctional Capital Facilities Revenue Bonds:
   Series 6, 6.00% 2003                                              2,000     2,063
   1993A Refunding Series, 6.30% 2003                                1,305     1,367
 The City of New York General Obligation Bonds:
  1994 Series A, 6.00% 2000                                          2,000     2,068
  1994 Series B, 6.25% 2001                                          1,000     1,044
  1994 Series A, 6.10% 2002                                          1,800     1,855
  1994 Series D, 5.70% 2002                                          1,000     1,011
  Fiscal 1993 Series A, 6.25% 2003                                   2,000     2,071
  Series E, 6.50% 2004                                               1,000     1,047
  Series A-1, AMBAC Insured, 6.25% 2005                              3,000     3,263

North Carolina - 2.06%
 Eastern Municipal Power Agency,
  Power System Revenue Bonds, Refunding
  Series 1993 C, 5.00% 2002                                          2,000     1,961
 Municipal Power Agency Number 1,
  Catawba Electric Revenue Bonds, Series 1992,
  6.00% 2004                                                         2,000     2,084

Ohio - 3.24%
 Housing Finance Agency, Single Family
  Mortgage Revenue Bonds, 1992 Series A-2 AMT,
  5.70% 2013 (1999)*                                                 2,030     2,048
 County of Franklin, Hospital Facilities
  Revenue Refunding and Improvement Bonds (Doctors
  Hospital Project), Series 1993, 5.70% 2004                         1,120     1,130
 The Student Loan Funding Corporation, Cincinnati:
  Student Loan Revenue Refunding Bonds,
   Series 1992A AMT, 5.40% 1999                                      2,130     2,164
  Senior Subordinated Revenue Bonds,
   Series 1993A AMT, 5.75% 2003                                      1,000     1,021

Oklahoma - 0.92%
 Housing Finance Agency, Single Family
  Mortgage Revenue Bonds (Homeownership Loan
  Program), 1994 Series A-1 AMT, 6.25% 2016 (1999)*                  1,790     1,815

Pennsylvania - 4.36%
 Higher Education Assistance Agency,
  Student Loan Adjustable Rate Tender Revenue
  Refunding Bonds, 1985 Series A, FGIC Insured,
  6.80% 2000                                                         8,000     8,577

South Dakota - 1.82%
 Housing Development Authority, Homeownership Mortgage
  Bonds, 1996 Series A, 5.50% 2010                                   1,000     1,004
 Student Loan Finance Corporation, Student Loan
  Revenue Bonds, Series 1994-A AMT, 5.95% 2001 (2001)*               2,500     2,565

Texas - 7.52%
 General Obligation Bonds,
  Veterans' Housing Assistance Program, Fund I
  Series 1994C Refunding Bonds, 6.25% 2015 (1998)*                   2,445     2,480
 City of Austin, Combined Utility Systems
  Revenue Refunding Bonds, Series 1992A,
  MBIA Insured, 7.00% 2002                                           1,000     1,070
 Brazos Higher Education Authority, Inc.,
  Student Loan Revenue Refunding Bonds:
   Series 1992C-1 AMT, 6.00% 1999                                    1,435     1,480
   Series 1994A-2 AMT, 5.85% 2001                                    1,000     1,034
   Series 1993C-1 AMT, 5.50% 2002                                    1,000     1,015
   Subordinate Series 1993C-2 AMT, 5.875% 2004                       4,000     4,061
 Cities of Dallas and Fort Worth, Dallas-Fort Worth
  International Airport, Dallas-Fort Worth
  Regional Airport, Joint Revenue
  Refunding Bonds, Series 1992B, 6.00% 2002                          1,000     1,061
 Harris County Health Facilities Development Corp.,
  Hospital Revenue Refunding Bonds, Children's Hospital
  Project, Series 1995  MBIA  Insured, 6.00% 2004                    1,000     1,062
 Houston Water, AMBAC Insured, 7.00% 2004                            1,350     1,532

Utah - 0.96%
 Housing Finance Agency, Single Family Mortgage
  Purchase Refunding Bonds, Series 1996, (Federally
  Insured or Guranteed Mortgage Loans), 5.45% 2004                   1,880     1,887

Vermont - 0.14%
 Housing Finance Agency, Single Family
  Housing Bonds, Series 4, 5.75% 2012 (1999)*                          280       282

Virginia - 2.12%
 Housing Development Authority, Commonwealth Mortgage
  Bonds, 1995 Series A-AMT, Subseries A-1, 6.60% 2004                1,200     1,247
 Industrial Development Board of the City of Butler,
  Pollution Control Refunding Revenue Bonds (James River
  Project) Series 1993, 5.50% 2005                                   3,000     2,914

Washington - 3.62%
 Washington Public Power Supply System:
  Nuclear Project No. 1 Refunding Revenue Bonds,
   Series 1993A, 6.30% 2001                                          1,000     1,053
  Nuclear Project No. 2 Refunding Revenue Bonds:
   Series 1990C, 7.30% 2000                                          1,500     1,623
   Series 1993A, 5.10% 2000                                            750       754
   Series 1992A, 5.90% 2004                                          1,500     1,545
  Nuclear Project No. 3 Refunding Revenue Bonds,
   Series 1989B, 7.10% 2000                                          2,000     2,147

Wisconsin - 1.32%
 Health and Educational Facilities
  Authority, Revenue Bonds (Luther Hospital
  Project), Series 1992, 6.00% 2003                                  1,000     1,050
 Housing and Economic Development
  Authority, Housing Revenue Bonds, 6.20% 2001                       1,500     1,548
                                                                           ---------
                                                                             188,776
                                                                           ---------
Tax-Exempt Securities Maturing in
One Year or Less - 2.63%

 County of Los Angeles, 1996-97 Tax and Revenue
  Anticipation Notes, Series A, 4.50% 6/30/97                        3,850     3,869
 State of Michigan, Full Faith and Credit General
  Obligation Notes, 4.00% 9/30/96                                      300       300
 State of Texas, Tax and Revenue Anticipation
  Notes, Series 1995A, 4.75% 8/30/96                                 1,000     1,001
                                                                           ---------
                                                                               5,170
                                                                           ---------
TOTAL TAX-EXEMPT SECURITIES (cost: $193,550,000)                             193,946
Excess of cash, prepaids and receivables over
 payables                                                                      2,688
                                                                           ---------
NET ASSETS                                                                  $196,634
                                                                           =========

*These are valued on the basis of their effective maturity - that is, the dates at which the securities are expected to be called or refunded by the issuers.
 The effective maturity dates are shown in parentheses.


See Notes to Financial Statements

Limited Term Tax-Exempt Bond Fund of America
Financial Statements
Statement of Assets and Liabilities
at July 31, 1996 (dollars in thousands)
Assets:
 Tax-exempt securities
  (cost: $193,550)                                               $193,946
 Cash                                                                  75
 Prepaid organization expense                                           6
 Receivables for--
  Sales of fund's shares                                  $117
  Accrued interest                                       3,027      3,144
                                                    ---------- ----------
                                                                  197,171
Liabilities:
 Payables for--
  Repurchases of fund's shares                            $150
  Dividends payable                                        249
  Management services                                       61
  Accrued expenses                                          77        537
                                                    ---------- ----------
Net Assets at July 31, 1996 --
 Equivalent to $14.36 per share on 13,689,398
 shares of beneficial interest issued and
 outstanding; unlimited shares authorized                        $196,634
                                                               ==========

Statement of Operations
for the year ended July 31, 1996
(dollars in thousands)
Investment Income:
 Income:
  Interest on tax-exempt securities                               $11,159
                                                               ----------
 Expenses:
  Management services fee                                 $817
  Distribution expenses                                    602
  Transfer agent fee                                        83
  Reports to shareholders                                   70
  Registration statement and prospectus                     48
  Postage, stationery and supplies                          20
  Trustees' fees                                            18
  Auditing and legal fees                                   31
  Custodian fee                                             10
  Taxes other than federal income tax                        3
  Organization expense                                       3
  Other expenses                                            10
                                                    ----------
   Total expenses before reimbursement                   1,715
   Reimbursement of expenses                               207      1,508
                                                    ---------- ----------
  Net investment income                                             9,651
                                                               ----------
Realized Gain and Unrealized
 Appreciation on Investments:
 Net realized gain                                                    367
 Net unrealized (depreciation)
  appreciation on investments:
  Beginning of year                                        (64)
  End of year                                              396
                                                    ----------
  Net change from unrealized depreciation
   to unrealized appreciation on investments                          460
                                                               ----------
  Net realized gain and unrealized
   appreciation on investments                                        827
                                                               ----------
Net Increase in Net Assets
 Resulting from Operations                                        $10,478
                                                               ==========

Statement of Changes in Net Assets
(dollars in thousands)
                                                          Year      Ended
                                                         July          31
                                                          1996       1995
                                                    ---------- ----------
Operations:
 Net investment income                                  $9,651     $9,153
 Net realized gain (loss) on investments                   367     (1,626)
 Net unrealized appreciation on investments                460      3,947
                                                    ---------- ----------
  Net increase in net assets
   resulting from operations                            10,478     11,474
                                                    ---------- ----------
Dividends Paid from Net
 Investment Income                                      (9,651)    (9,177)
                                                    ---------- ----------
Capital Share Transactions:
 Proceeds from shares sold:
  6,334,113 and 8,657,598 shares, respectively          91,389    120,121
 Proceeds from shares issued in
  reinvestment of net investment
  income dividends:
  461,784 and 449,087 shares, respectively               6,661      6,265
 Cost of shares repurchased:
  6,465,529 and 9,148,603 shares, respectively         (93,099)  (126,763)
                                                    ---------- ----------
  Net increase (decrease) in net assets
   resulting from capital share
   transactions                                          4,951       (377)
                                                    ---------- ----------
Total Increase in Net Assets                             5,778      1,920
Net Assets:
 Beginning of year                                     190,856    188,936
                                                    ---------- ----------
 End of year                                          $196,634   $190,856
                                                    ========== ==========
See Notes to Financial Statements

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
NOTES TO FINANCIAL STATEMENTS

1. Limited Term Tax-Exempt Bond Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income exempt from federal income taxes, consistent with preservation of capital, through investments in tax-exempt securities with effective maturities between three and 10 years. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

  Tax-exempt securities with original or remaining maturities in excess of 60 days are valued at prices obtained from a national municipal bond pricing service. The pricing service takes into account various factors such as quality, yield and maturity of tax-exempt securities comparable to those held by the fund, as well as actual bid and asked prices on a particular day. Other securities with original or remaining maturities in excess of 60 days, including securities for which pricing service values are not available, are valued at the mean of their quoted bid and asked prices. However, in circumstances where the investment adviser deems it appropriate to do so, securities will be valued at the mean of their representative quoted bid and asked prices, or, if such prices are not available, at the mean of such prices for securities of comparable maturity, quality and type. All securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Premiums and original issue discounts on securities purchased are amortized over the life of the respective securities. Amortization of market discounts on securities is recognized upon disposition, subject to applicable tax requirements. Dividends to shareholders are declared daily after determination of the fund's net investment income and paid to shareholders monthly.

  Prepaid organization expenses are amortized over the estimated period of benefit, not to exceed five years from commencement of operations. In the event that Capital Research and Management Company (CRMC), the fund's investment adviser, redeems any of its original shares prior to the end of the five-year period, the proceeds of the redemption payable with respect to such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of such redemption) of the unamortized prepaid organization expenses as of the date of such redemption. In the event the fund liquidates prior to the end of the five-year period, CRMC shall bear any unamortized prepaid organization expenses.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $10,000 includes $6,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of July 31, 1996, net unrealized appreciation on investments for book and federal income tax purposes aggregated $396,000, of which $2,060,000 related to appreciated securities and $1,664,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended July 31, 1996. The fund has available at July 31, 1996 a net capital loss carryforward totaling $3,643,000 which may be used to offset capital gains realized during subsequent years through 2003 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. It is the intention of the fund not to make distributions from capital gains while there is a capital loss carryforward. The cost of portfolio securities for book and federal income tax purposes was $193,550,000 at July 31, 1996.

3. The fee of $817,000 for management services was paid pursuant to an agreement with CRMC, with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million; and 3.00% of the fund's monthly gross investment income. The Investment Advisory and Service Agreement provides for fee reductions to the extent annual operating expenses exceed 0.75% of the average daily net assets of the fund, during a period which will terminate at the earlier of such time as no reimbursement has been required for a period of 12 consecutive months, provided no advances are outstanding, or October 1, 2003. CRMC has also voluntarily agreed to waive its fees to the extent necessary to ensure the fund's expenses do not exceed 0.74% of the average daily net assets. Expenses that are not subject to these limitations are interest, taxes, brokerage commissions, transaction costs, and extraordinary expenses. Fee reductions were $207,000 for the year ended July 31, 1996. There can be no assurance that this voluntary fee waiver will continue in the future.
  Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended July 31, 1996, distribution expenses under the Plan were $602,000. As of July 31, 1996, accrued and unpaid distribution expenses were $49,000.

  American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $83,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $222,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of July 31, 1996, aggregate amounts deferred and earnings thereon were $25,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.

4. As of July 31, 1996, accumulated net realized loss on investments was $3,643,000 and paid-in capital was $199,881,000.

  The fund made purchases and sales of investment securities of $74,221,000 and $67,172,000, respectively, during the year ended July 31, 1996.


Per-Share Data and Ratios
                                                                         Period
                                                                        October
                                                  Year     Ended    6, 1993 /1/
                                                  July         31       to July
                                                  1996      1995       31, 1994
                                             --------- ---------      ---------
Net Asset Value, Beginning of Period            $14.29    $14.10         $14.29
                                             --------- ---------      ---------
 Income From Investment Operations:
  Net investment income                            .69       .69            .49
  Net realized and unrealized
   gain (loss) on investments                      .07       .19           (.19)
                                             --------- ---------      ---------
   Total income from investment operations         .76       .88            .30
                                             --------- ---------      ---------
 Less Distributions:
  Dividends from net investment income            (.69)     (.69)          (.49)
                                             --------- ---------      ---------
Net Asset Value, End of Period                  $14.36    $14.29         $14.10
                                             ========= =========      =========

Total Return /2/                               5.39%    6.45%         2.11% /3/

Ratios/Supplemental Data:
 Net assets, end of period (in millions)          $197      $191           $189
 Ratio of expenses to average net assets     .74%  /4/  .64% /4/  .51%  /3/ /4/
 Ratio of net income to average net assets   4.77% /3/  4.88%         3.67% /3/
 Portfolio turnover rate                    34.95% /3/ 45.82%        42.21% /3/

/1/ Commencement of operations.

/2/Calculated without deducting a
 sales charge.  The maximum sales charge
 is 4.75% of the fund's offering price.

/3/Based on operations for the period shown and, accordingly, not representative of a full year's operations.

/4/Had CRMC not waived fees, the fund's
 ratios of expenses to average net assets would have been 0.85%, 0.90%, and 0.73%, respectively, for the periods shown.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Limited Term Tax-Exempt Bond Fund of America

 In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Limited Term Tax-Exempt Bond Fund of America (the "Fund") at July 31, 1996, the results of its operations, the changes in its net assets and the per-share data and ratios for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

Los Angeles, California
August 30, 1996

Tax Information (unaudited)

All of the distributions paid by the fund during the fiscal year ended July 31, 1996 were exempt-interest distributions within the meaning of Section 852(b)(5)(A) of the Internal Revenue Code.

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the calendar year-end information you receive from the fund's transfer agent.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER, OR CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180.

Printed on recycled paper
Litho in USA CGD/FS/3045
Lit No. LTEX-011-0996

This report is for the information of shareholders of Limited Term Tax-Exempt Bond Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 1996, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.


BOARD OF TRUSTEES

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and Chief Executive Officer, The Mission Group; former President, Southern California Edison Company

DIANE C. CREEL
Long Beach, California
Chairwoman, Chief Executive
Officer and President,
The Earth Technology Corporation
(environmental engineering)

MARTIN FENTON, JR.
San Diego, California
Chairman of the Board,
Senior Resource Group, Inc.
(senior living centers management)

LEONARD R. FULLER
Marina del Rey, California
President, Fuller & Company, Inc.
(financial management consulting)

ABNER D. GOLDSTINE
Los Angeles, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Chairman of the Board of the fund
Senior Vice President and Director,
Capital Research and Management Company

HERBERT HOOVER III
San Marino, California
Private investor

RICHARD G. NEWMAN
Los Angeles, California
Chairman of the Board, President
and Chief Executive Officer,
AECOM Technology Corporation
(architectural engineering)

PETER C. VALLI
Long Beach, California
Chairman of the Board,
BW/IP International, Inc.
(industrial manufacturing)


OTHER OFFICERS

NEIL L. LANGBERG
Los Angeles, California
Senior Vice President of the fund
Vice President -
Investment Management Group,
Capital Research and Management Company

MICHAEL J. DOWNER
Los Angeles, California
Vice President of the fund
Senior Vice President -
Fund Business Management Group,
Capital Research and Management Company

MARY C. HALL
Brea, California
Vice President of the fund
Senior Vice President -
Fund Business Management Group,
Capital Research and Management Company

MARK R. MACDONALD
Los Angeles, California
Vice President of the fund
Vice President -
Investment Management Group,
Capital Research and Management Company

JULIE F. WILLIAMS
Los Angeles, California
Secretary of the fund
Vice President -
Fund Business Management Group,
Capital Research and Management Company

ANTHONY W. HYNES, JR.
Brea, California
Treasurer of the fund
Vice President -
Fund Business Management Group,
Capital Research and Management Company

KIMBERLY S. VERDICK
Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President -
Fund Business Management Group,
Capital Research and Management Company

OFFICES OF THE FUND
OFFICES OF THE FUND AND
OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND
MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank, N.A.
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Morrison & Foerster LLP
345 California Street
San Francisco, California 94104-2675

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
400 South Hope Street
Los Angeles, California 90071-2889

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462